UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2024

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% notes due 2025	SCCC	NYSE American LLC
6.00% notes due 2026	SCCD	NYSE American LLC
6.00% notes due 2027	SCCE	NYSE American LLC
7.125% notes due 2027	SCCF	NYSE American LLC
8.00% notes due 2027	SCCG	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) - (c) On June 5, 2024, the Company appointed Nicholas M. Marcello as its Interim Chief Financial Officer, replacing John L. Villano in that position. Mr. Villano will continue as Chairman of the Board, Chief Executive Officer and President of the Company. There is no existing family relationship between Mr. Marcello and any director or executive officer of the Company.

Mr. Marcello did not previously have any direct or indirect interest in any transactions with the Company that requires disclosure under Item 404(a) of Regulation S-K.

BIOGRAPHICAL INFORMATION

The principal occupation and brief summary of Mr. Marcello’s background is as follows:

Nicholas M. Marcello, age 32, was appointed to serve as Interim Chief Financial Officer (and principal accounting officer) of Sachem Capital Corp. effective as of June 5, 2024. In September 2020 he was hired to serve as the Company’s Director of Finance and in January 2022 was promoted to Vice President of Finance & Operations. In both capacities he was responsible for overseeing the Company’s capital market activities, portfolio management, foreclosures & workouts, legal, investments, and the Human Resources function. Mr. Marcello brings experience in compliance, financial modeling, deal structuring, and operations. Previously, from October 2017 to September 2020, he was Assistant Controller at Waypoint Real Estate Investments where his role included monthly operational reporting, annual audits, transactions and tax compliance. He began his career at PricewaterhouseCoopers LLP, a multinational professional services network of firms, in the Investment Management Group where he performed tax and audit compliance for private equity, hedge fund, and real estate clients. Mr. Marcello received a B.S. from Providence College in 2013 and a M.B.A and M.S. in Accounting from Northeastern University in 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated June 6, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: June 7, 2024	By:	/s/ John L. Villano
John L. Villano, CPA
Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated June 6, 2024.

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